Exhibit 10.2

EXECUTION VERSION

Dated 21 May 2021

for

TDCX INC.

with

CREDIT SUISSE AG, SINGAPORE BRANCH

acting as Agent

RELATING TO A US$188,000,000 FACILITY AGREEMENT DATED 16 MARCH 2021

THE SCHEDULES

SCHEDULE	PAGE

SCHEDULE 1 Conditions precedent	7

- (i) -

THIS AGREEMENT is dated 21 May 2021 and made between:

(1)

TDCX Inc., an exempted company incorporated under the laws of the Cayman Islands with company number 362018 and having its registered office at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104 Cayman Islands, as borrower and as Obligors’ Agent pursuant to clause 2.3 (Obligors’ Agent) of the Original Facility Agreement (defined below) on behalf of each other Obligor (the “Borrower”); and

(2)	Credit Suisse AG, Singapore Branch as agent of the other Finance Parties (the “Agent”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Amended Agreement” means the Original Facility Agreement, as amended by this Agreement.

“Amendment Documents” means this Agreement and the Borrower Share Mortgage (Cayman Holdco).

“Borrower Share Issue” means:

(a)	the splitting of the existing shares of the Borrower owned by the Sponsor and the issuance of new shares of the Borrower to the Sponsor, occurring on or about the Effective Date;

(b)

the issuance of shares of the Borrower to the Cayman Holdco occurring after the Effective Date provided that such newly-issued shares are subject to Transaction Security under the Borrower Share Mortgage (Cayman Holdco);

(c)	the re-classification of shares of the Borrower owned by the Cayman Holdco provided that such shares are subject to Transaction Security under the Borrower Share Mortgage (Cayman Holdco); and

(d)

the implementation and issuance of a new class of shares of the Borrower for the purposes of the Employee Stock Option Plan or for the purposes of the IPO provided that the issuance of such shares occur simultaneously upon or after the IPO and further provided that Clause 8.2 (IPO) of the Amended Agreement is complied with.

“Borrower Share Mortgage (Cayman Holdco)” means the first ranking Cayman law-governed equitable mortgage over shares dated on or about the date of this Agreement and made between the Cayman Holdco and the Security Agent in respect of the shares of the Borrower.

“Cayman Holdco” means Transformative Investments Pte Ltd, an exempted company incorporated under the laws of the Cayman Islands with company number 373217 and having its registered office at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands.

“Deed of Release” means the Cayman law-governed deed of release relating to the Borrower Share Mortgage (Sponsor).

“Effective Date” means the date of the notification by the Agent under Clause 2 (Conditions precedent).

“Original Facility Agreement” means the US$188,000,000 facility agreement dated 16 March 2021 between the Borrower, TDCX (KY) Pte Ltd and TDCX Holdings Pte. Ltd. as Guarantors, and Credit Suisse AG, Singapore Branch as Arranger, Original Lender, Account Bank, Agent and Security Agent.

“Party” means a party to this Agreement.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, terms defined in the Original Facility Agreement have the same meaning in this Agreement.

(b)	The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3	Third Party Rights

A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore to enforce or to enjoy the benefit of any term of this Agreement.

1.4	Designation

In accordance with the Original Facility Agreement, each of the Borrower and the Agent designate this Agreement as a Finance Document.

2.	CONDITIONS PRECEDENT

The provisions of Clause 4 (Waiver and Amendment) shall be effective only if the Agent has received all the documents and other evidence listed in Schedule 1 (Conditions precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Borrower and the Lender promptly upon being so satisfied.

3.	REPRESENTATIONS

Each Obligor makes the Repeating Representations, and the representations and warranties in clause 21.5 (Validity and admissibility in evidence), 21.8 (Deduction of Tax) and 21.9 (No filing or stamp taxes) of the Original Facility Agreement, by reference to the facts and circumstances then existing:

(a)	on the date of this Agreement;

(b)	on the Effective Date; and

(c)

any date on which shares of the Borrower are issued pursuant to paragraph (b) of the definition of Permitted Share Issue or shares of the Borrower are re-classified pursuant to paragraph (c) of the definition of Permitted Share Issue, but as if references in clause 21 (Representations) of the Original Facility Agreement to “the Finance Documents” were instead to this Agreement and, on the Effective Date, to the Amended Agreement.

4.	WAIVER AND AMENDMENT

4.1	Waiver

This Agreement confirms that the sole Lender has consented, for the purpose of Clause 39 (Amendments and waivers) of the Original Facility Agreement, to waive, with effect from the Effective Date, any breach of Clause 24.10 (Share Capital) of the Original Facility Agreement which will occur as a direct result of the Borrower Share Issue.

4.2	Amendment

With effect from the Effective Date the Original Facility Agreement shall be amended as follows:

(a)	by inserting a new definition of “Amendment Agreement” in clause 1.1 (Definitions) of the Original Facility Agreement:

““Amendment Agreement” means the amendment agreement dated 21 May 2021 and made between the Borrower and the Agent, pursuant to which this Agreement was amended.”;

(b)	by inserting a new definition of “Borrower Share Issue” in clause 1.1 (Definitions) of the Original Facility Agreement:

““Borrower Share Issue” means:

(a)	the splitting of the existing shares of the Borrower owned by the Sponsor and the issuance of new shares of the Borrower to the Sponsor, occurring on or about the Effective Date;

(b)

the issuance of shares of the Borrower to the Cayman Holdco occurring after the Effective Date provided that such newly-issued shares are subject to Transaction Security under the Borrower Share Mortgage (Cayman Holdco);

(c)	the re-classification of shares of the Borrower owned by the Cayman Holdco provided that such shares are subject to Transaction Security under the Borrower Share Mortgage (Cayman Holdco); and

(d)

the implementation and issuance of a new class of shares of the Borrower for the purposes of the Employee Stock Option Plan or for the purposes of the IPO provided that the issuance of such shares occur simultaneously upon or after the IPO and further provided that Clause 8.2 (IPO) of the Amended Agreement is complied with.”;

(c)	by inserting a new definition of “Borrower Share Mortgage (Cayman Holdco)” in clause 1.1 (Definitions) of the Original Facility Agreement:

““Borrower Share Mortgage (Cayman Holdco)” means the first ranking Cayman law-governed equitable mortgage over shares dated on or about the date of the Amendment Agreement and made between the Cayman Holdco and the Security Agent in respect of the shares of the Borrower.”;

(d)	by inserting a new definition of “Cayman Holdco” in clause 1.1 (Definitions) of the Original Facility Agreement:

““Cayman Holdco” means Transformative Investments Pte Ltd, an exempted company incorporated under the laws of the Cayman Islands with company number 373217 and having its registered office at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands.”;

(e)	by deleting the definition of “Change of Control” in clause 1.1 (Definitions) of the Original Facility Agreement and replacing it with the following:

“”Change of Control” means:

(a)	except as a result of the IPO:

(i)	the Sponsor does not or ceases directly or indirectly to have the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A)	cast, or control the casting of, the Change of Control Percentage of the maximum number of votes that might be cast at a general meeting of the Borrower;

(B)	appoint or remove all of the directors or other equivalent officers of the Borrower; or

(C)	give directions with respect to the operating and financial policies of the Borrower with which the directors or other equivalent officers of the Borrower are obliged to comply; or

(ii)

(except as a result of paragraph (d) of the definition of Borrower Share Issue) the Sponsor and his Immediate Family Members do not or cease to beneficially own the Change of Control Percentage of each class of the issued share capital of the Borrower (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital);

(b)	the Borrower does not or ceases directly or indirectly to:

(i)	have the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A)	cast, or control the casting of, 100 per cent. of the maximum number of votes that might be cast at a general meeting of TDCX;

(B)	appoint or remove all of the directors or other equivalent officers of TDCX; or

(C)	give directions with respect to the operating and financial policies of TDCX with which the directors or other equivalent officers of TDCX are obliged to comply; or

(ii)

hold directly, legally and beneficially 100 per cent. of each class of the issued share capital of TDCX (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and

(c)	TDCX does not or ceases directly or indirectly to:

(i)	have the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A)	cast, or control the casting of, 100 per cent. of the maximum number of votes that might be cast at a general meeting of TDCXH;

(B)	appoint or remove all of the directors or other equivalent officers of TDCXH; or

(C)	give directions with respect to the operating and financial policies of TDCXH with which the directors or other equivalent officers of TDCXH are obliged to comply; or

(ii)

hold directly, legally and beneficially 100 per cent. of each class of the issued share capital of TDCXH (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).”;

(f)	by inserting a new definition of “Effective Date” in clause 1.1 (Definitions) of the Original Facility Agreement:

““Effective Date” has the meaning given to it in the Amendment Agreement.”;

(g)	by inserting a new definition of “Immediate Family Members” in clause 1.1 (Definitions) of the Original Facility Agreement:

“”Immediate Family Members” means, in relation to the Sponsor, his spouse and legitimate children.”;

(h)	by deleting the definition of “Security Document” in clause 1.1 (Definitions) of the Original Facility Agreement and replacing it with the following:

“”Security Document” means:

(a)	the Borrower Share Mortgage (Cayman Holdco);

(b)	the Borrower Accounts Security Agreement;

(c)	the TDCX Share Mortgage;

(d)	the TDCXH Share Mortgage; or

(e)

any other security document that may at any time be entered into which creates (or is expressed to create) Security for any of the Secured Liabilities and designated as such by the Security Agent.”; and

(i)	by deleting the definition of “Security Provider” in clause 1.1 (Definitions) of the Original Facility Agreement and replacing it with the following:

“”Security Providers” means the Cayman Holdco, the Sponsor and any other person(s) who at any time creates Security for any of the Secured Liabilities.”.

4.3	Continuing obligations

The provisions of the Original Facility Agreement and the other Finance Documents (including the guarantee and indemnity of each Guarantor) shall, save as amended by this Agreement, continue in full force and effect.

4.4	Guarantee confirmation

The Borrower confirms, in its capacity as Obligors’ Agent, for the benefit for the Secured Parties that with effect from the Effective Date the guarantee and indemnity obligations owed by each Guarantor under the Amended Agreement shall (a) remain in full force and effect notwithstanding the waiver and amendments referred to in Clause 4.1 (Waiver) and Clause 4.2 (Amendment) above and (b) extend to any new obligations assumed by any Obligor under the Finance Documents as a result of this Agreement (including, but not limited to, under the Amended Agreement).

4.5	Security confirmation

The Borrower confirms, in its capacity as Obligors’ Agent, for the benefit of the Secured Parties that with effect from the Effective Date the Security created by each Obligor pursuant to each Security Document shall (a) remain in full force and effect notwithstanding the waiver and amendments referred to in Clause 4.1 (Waiver) and Clause 4.2 (Amendment) above and (b) continue to secure the Secured Liabilities under the Finance Documents as amended (including, but not limited to, under the Amended Agreement).

5.	TRANSACTION EXPENSES

The Borrower shall within five Business Days of demand reimburse the Agent and the Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.	MISCELLANEOUS

6.1	Incorporation of terms

The provisions of clause 35 (Notices) and clause 44 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” are references to this Agreement.

6.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by Singapore law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT

1.	Borrower and Cayman Holdco

(a)	A copy of the constitutional documents of the Cayman Holdco, including its register of members, register of directors and register of mortgages and charges.

(b)	A copy of a resolution of the board of directors of the Cayman Holdco:

(i)	approving the terms of, and the transactions contemplated by, the Borrower Share Mortgage (Cayman Holdco) and resolving that it executes the Borrower Share Mortgage (Cayman Holdco);

(ii)	authorising a specified person or persons to execute the Borrower Share Mortgage (Cayman Holdco) on its behalf;

(iii)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Borrower Share Mortgage (Cayman Holdco).

(iv)	resolving that it is in its best interests to enter into the transactions contemplated by the Borrower Share Mortgage (Cayman Holdco).

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

(d)	A copy of a resolution signed by all the holders of the issued shares in the Cayman Holdco approving the terms of, and the transactions contemplated by, the Borrower Share Mortgage (Cayman Holdco).

(e)	A certificate of the Cayman Holdco (signed by a director) confirming that securing the Total Commitments would not cause any security or similar limit binding on it to be exceeded.

(f)

A certificate of an authorised signatory of the Cayman Holdco certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(g)	A certificate of good standing issued by the Registrar of Companies in the Cayman Islands in respect of the Borrower and the Cayman Holdco.

(h)	A certificate of incumbency issued by the registered office provider of the Cayman Holdco.

2.	Finance Documents

(a)	This Agreement duly executed by all parties to it.

(b)	The Deed of Release duly executed by all parties to it.

(c)	The Borrower Share Mortgage (Cayman Holdco) duly executed by all parties to it.

(d)

All share certificates (if any), transfers and stock transfer forms or equivalent duly executed by the Cayman Holdco in blank in relation to the assets subject to or expressed to be subject to the Transaction Security created under the Borrower Share Mortgage (Cayman Holdco) and other documents of title and ancillary deliverables to be provided under the Borrower Share Mortgage (Cayman Holdco) executed by the Cayman Holdco.

3.	Legal opinions

(a)

A legal opinion of Linklaters Singapore Pte. Ltd., legal advisers to the Arranger and the Agent in respect of Singapore law, substantially in the form distributed to the Lender prior to signing this Agreement.

(b)

A legal opinion of Walkers (Singapore) Limited Liability Partnership, legal advisers to the Arranger and the Agent in respect of Cayman Islands law, substantially in the form distributed to the Lender prior to signing this Agreement.

4.	Other documents and evidence

(a)

Evidence that the transfer by the Sponsor of 100 per cent. of each class of the issued share capital of the Borrower to the Cayman Holdco will occur on the Effective Date, including drafts of the following, updated to reflect the transfer:

(i)	the memorandum and articles of the Borrower; and

(ii)	the register of members of the Borrower.

(b)

A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Borrower accordingly not less than three Business Days prior to the Effective Date) in connection with the entry into and performance of the transactions contemplated by any Amendment Document or for the validity and enforceability of any Amendment Document.

(c)

Evidence satisfactory to the Agent that each Finance Party has carried out and is satisfied with the results of all “know your customer” and other similar procedures that it is required (or deems desirable) to conduct pursuant to the transactions contemplated in the Amendment Documents.

(d)	Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause 5 (Transaction expenses) have been paid or will be paid by the Effective Date.

SIGNATURES

The Borrower

TDCX INC.

By:	/s/ Laurent Bernard Marie Junique
Laurent Bernard Marie Junique

Project Elevate – Amendment Agreement Signature Page

The Agent

CREDIT SUISSE AG, SINGAPORE BRANCH

By:	/s/ Bun Tuck Chee
Bun Tuck Chee
Director

Project Elevate – Amendment Agreement Signature Page